Exhibit 13.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT

Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of United Microelectronics Corporation, or the Company, on Form 20-F for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof, or the Report, I, Shih-Wei Sun, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2010

By:	/s/ Shih-Wei Sun
	Name:	Shih-Wei Sun
	Title:	Chief Executive Officer

*	A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.